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                                                                   EXHIBIT 10.6

                     SUBORDINATION AGREEMENT

          This Subordination Agreement (this "Agreement") is made and entered into by and among PAUL J. CROWE ("Crowe"), JOHN FLEMING, and BRENT NELSON ("Nelson"; Crowe, Brown, and Nelson are sometimes hereinafter collectively referred to as the "Directors"), effective as of the 8th day of April, 1999, for the benefit of FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lessor").

                         R E C I T A L S

          A. Mobile PET Systems, Inc., a Delaware corporation ("Lessee"), is or will be obligated to Lessor pursuant to that certain Equipment Lease No. 4125, together with each and every Lease Schedule now or hereafter to be entered into between Lessee and Lessor and attached thereto (as amended, restated, supplemented or modified from time to time, collectively, the "Lease"). All obligations of Lessee to Lessor, as evidenced by the Lease, are collectively referred to herein as the "FINOVA Debt." Except as otherwise defined herein, all capitalized terms used herein shall have the same meanings as set forth in the Lease.

          B. Each of the Directors is an affiliate of Lessee, and Crowe and Brown are also officers of Lessee. As such, each of the Directors will or may be receiving salary, bonuses, compensation and/or other forms of remuneration, director's fees, and dividends or other forms of capital distributions, from Lessee (collectively herein, "Distributions"). Such Distributions, together with any and all indebtedness of Lessee to the Directors now existing or hereafter incurred (as such concept is more fully elaborated upon in the following Recital C), are herein collectively referred to as the "Director Debt."

          C. The terms "Debt", "FINOVA Debt" and "Director Debt", as used herein, mean all debts, obligations and liabilities, now or hereafter existing, direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, irrespective of the person in whose favor such debt may have originally been created and regardless of the manner in which such debt has been or hereafter may be acquired by Lessor in respect of the FINOVA Debt or the Directors in respect of the Director Debt, as the case may be, and include all costs incurred to obtain, preserve, perfect or enforce any security interest, lien or other encumbrance securing such debt, or to collect any debt, or to maintain, preserve, collect and enforce any collateral, and interest on all such amounts.

          D. The FINOVA Debt is secured by, among other things: (i) the lien of that certain Security Agreement of even date herewith between Lessor and Lessee pursuant to which Lessee granted in favor of Lessor a security interest in those items of tangible and

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intangible personal property described on EXHIBIT A attached hereto (the
"Property"), (ii) the rights of Lessor, pursuant to the Lease, with respect to the various items of equipment leased thereby, and (iii) that certain Collateral Assignment of Agreements of even date herewith from Lessee in favor of Lessor, pursuant to which Lessee has collaterally assigned to Lessor its rights in various beneficial contractual arrangements related to the Lease.

          NOW, THEREFORE, in consideration of Lessor's agreement to enter into the Lease with Lessee, and for other good and valuable consideration, the Directors hereby agree as follows:

          1. The Director Debt shall at all times be subordinate, and is hereby made subordinate, to the FINOVA Debt until the FINOVA Debt is paid in full. Notwithstanding anything to the contrary in the Lessee's organizational documents and any and all amendments thereto, no payment of any obligation, principal or interest of any portion of the Director Debt shall be required, demanded, made or collected until after such time as the FINOVA Debt has been paid in full, EXCEPT that, in the absence of an event of default under the Lease (any such default being referred to herein as an "Event of Default"), Lessee shall be permitted to pay regularly accruing salary, bonus, and other compensation to Crowe (at an annual level not greater than $150,000 during the period from the date hereof through June 30, 2000, and for each subsequent twelve-month period commencing July 1st thereafter, at a level not greater than 125% of the total compensation paid during the prior twelve-month period); provided, however, that until such time as Lessee has achieved a level of Operating Cash Flow (as hereafter defined) to Contractual Debt Service (as hereafter defined) of not less than 1.0 to 1.0, Crowe and shall cause twenty-five percent (25%) of the foregoing amounts to be deferred and accrued. At such time as Lessee has attained a level of Operating Cash Flow to Contractual Debt Service (herein, the "Debt Service Coverage Ratio") of greater than 1.0 to 1.0, Lessee shall be permitted to pay, and Crowe and shall be permitted to receive, payments of accrued deferred compensation to the extent such payments can be made without causing Lessee's Debt Service Coverage Ratio to fall below 1.0 to 1.0. "Operating Cash Flow" shall mean, for any period, Lessee's net income or loss (excluding the effect of any extraordinary gains or losses) determined in accordance with generally accepted accounting principles ("GAAP"), PLUS each of the following items, to the extent deducted from the revenues of Lessee in the calculation of net income or loss: (i) depreciation; (ii) amortization and other non-cash charges; (iii) rent paid to Lessor in respect of the Lease; (iv) without duplication of amounts described in the preceding clause (iii), interest expense paid or accrued, including, without limitation, interest imputed on leases which would, in accordance with GAAP, be classified as "capital leases"; and (v) total federal and state income tax expense determined as the accrued liability of Lessee in respect of such period, regardless of what portion of such expense has actually been paid by Lessee during such period, and AFTER DEDUCTION FOR each of (a) federal and state income taxes, to the extent actually paid during such period; (b) any non-cash income (but only to the extent such non-

                                   2

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cash income was included in the revenues of Lessee in the calculation of net income or loss); and (c) all actual capital expenditures made by Lessee during such period and not financed (with the qualification that all amounts expended by Lessee pursuant to the Lease, if considered capital expenditures under GAAP, shall be deemed financed for purposes of this definition). "Contractual Debt Service" shall mean, for any period, the sum of payments made (or, as to clauses (i) and (ii) of this sentence, required to be made) by Lessee during such period for (i) scheduled payments of rent and any other amounts due under the Lease, (ii) scheduled interest and principal payments due on any and all outstanding indebtedness of Lessee, other than indebtedness described in the following clause (iii), and (iii) interest and principal payments made on any indebtedness of Lessee the repayment of which has been subordinated to the payment of Lessee's obligations in respect of the Lease.

          2. The Directors will not attempt to foreclose on any collateral securing any part of the Director Debt until after such time as the FINOVA Debt has been paid in full. Anything of value received by the Directors from Lessee not in accordance with this Agreement shall be held by the Directors in trust and immediately turned over to Lessor in the form received (with any necessary endorsement attached or affixed thereto), to be applied by Lessor to the FINOVA Debt.

          3. Any time after the delivery by Lessor to the Directors of a written notice of, and during the existence and continuance of, an Event of Default, the Directors will not demand or accept from Lessee (and Lessee will not make) any payment of all or any portion of the Director Debt. At such time as an Event of Default, the result of which was to prohibit the Lessee from making payments of the Director Debt, has been cured, all deferred payments of the Director Debt which were otherwise payable during such time may be paid to the Directors, PROVIDED that the payment of such amounts will not result in Lessee's Debt Service Coverage Ratio falling below 1.0 to 1.0 or otherwise give rise to an Event of Default.

          4. Until after such time as the FINOVA Debt has been paid in full, the Directors will not (i) be a party to any action or proceeding against Lessee to enforce payment of or on the Director Debt; (ii) exercise any self-help remedies such as setoff or repossession with respect to any property owned by Lessee; or (iii) foreclose (judicially or otherwise) any lien on or security interest in real property, personalty or other collateral with respect to any property owned by Lessee. Without limiting the generality of the foregoing, until after such time as the FINOVA Debt is paid in full, the Directors will not assert any claims in any insurance proceeds which may be payable to Lessee and/or Lessor, and the Directors will not exercise (and will, upon Lessor's request, specifically waive) any right (in their capacity as the Directors hereunder) to participate in the negotiation or settlement of any claim for insurance proceeds.

          5. At any time and from time to time, without the Directors' consent or notice to the Directors, and without liability to Lessor and without impairing any of Lessor's rights against the Directors created hereunder or any of the Directors' obligations hereunder,

                                    3

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Lessor may take additional or other security for the FINOVA Debt and may also release, exchange, subordinate or relinquish any security for the FINOVA
Debt; release any person obligated on the FINOVA Debt; modify, amend or waive compliance with any agreement relating to the FINOVA Debt; modify or amend the conditions pursuant to which Distributions may be made by Lessee; increase the amount of the FINOVA Debt; delay, omit, fail or refuse to take or prosecute any action for collection of any FINOVA Debt or to foreclose upon any collateral or take or prosecute any action on any agreement securing any FINOVA Debt.

          6. The Directors represent and warrant that the Director Debt is not presently secured by any security interests, liens, or deeds of trust. The Directors and Lessee agree that the Director Debt will not hereafter be secured by any security interests, liens, or deeds of trust covering property of the Lessee. The Directors hereby subordinate and make inferior any security interests, liens, deeds of trust or other encumbrances now or hereafter securing the Director Debt to all security interests, liens, and other encumbrances covering property of the Lessee now or hereafter securing the FINOVA Debt.

          7. The Directors will notify Lessor at the address stated below not less than ten (10) days before any assignment of the Director Debt and will notify the Directors' assignee of the terms of this Agreement. Any assignment of the Director Debt shall be subject to the condition that the proposed assignee acknowledge and agree in writing to be bound by the terms of this Agreement. Lessor's rights under this Agreement may be assigned in connection with any assignment or transfer of any FINOVA Debt. This Agreement is cumulative of all other rights, remedies, and security of Lessor. No waiver by Lessor of any right under this Agreement shall affect or impair its rights in any matters thereafter occurring.

          8. The Directors shall pay Lessor's attorneys' fees and costs (including expert witness fees) incurred in enforcing this Agreement whether or not suit is brought, including any attorneys' fees and costs (including expert witness fees) incurred by Lessor in proceeding under the Federal Bankruptcy Code in order to collect any indebtedness hereunder.

          9. This Agreement is binding upon and shall inure to the benefit of the successors and permitted assigns of each of the parties to this Agreement. The rights and interests of any assignee of any of the undersigned shall be subject in all respects to the terms of this Agreement.

         10. THIS AGREEMENT AND THE RIGHTS, DUTIES AND OBLIGATIONS OF THE PARTIES THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES.

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         11.  THE DIRECTORS:  (A) HEREBY IRREVOCABLY SUBMIT THEMSELVES TO THE
PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, OR, IF LESSOR INITIATES SUCH ACTION, ANY COURT IN WHICH LESSOR SHALL INITIATE SUCH ACTION, AND THE CHOICE OF SUCH VENUE SHALL
IN ALL INSTANCES BE AT LESSOR'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT ANY DIRECTOR IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. THE DIRECTORS HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

         12. LESSOR AND THE DIRECTORS ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED BY A JUDGE SITTING WITHOUT A JURY, AND THE DIRECTORS HEREBY KNOWINGLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY SUCH PROCEEDING.

              PC           JF            BN
        ------------  ------------  ------------ the Directors' Initials
                                          as to PARAGRAPHS 9, 10, AND 11

         13. All notices required or permitted to be given hereunder shall be in writing, and shall be deemed delivered (a) one (1) Business Day after such are deposited for delivery via Federal Express or other nationally recognized overnight courier service, or (b) three (3) Business Days after such are deposited in the United States mails, certified or registered mail, in either case, with all postage prepaid, and addressed as set forth below, or to such other address as either party may, from time to time, designate in writing. Written notice may be given by telecopy to the telecopier number shown below or such other telecopier number as either party may designate, from time to time, in writing, provided that such notice shall not be deemed effective unless it is confirmed within twenty-four (24) hours by courier delivery or mailing of a copy of such notice in accordance with the requirements set forth above.

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         If to Lessor:  FINOVA Capital Corporation
                        311 S. Wacker Drive
                        Suite 4400
                        Chicago, Illinois 60606
                        Attention: Vice President - Group Counsel
                        Telecopy No.: 312-322-3550

         If to the      MOBILE PET SYSTEMS, INC.
         Directors:     ------------------------
                        2240 SHELTER ISLAND DRIVE
                        ------------------------
                        SUITE 205
                        ------------------------
                        SAN DIEGO, CA 92106

                        ------------------------
                        Attention: Paul Crowe
                                   ----------------
                        Telecopy No.: (619) 226-6889
                                     ---------------



                        [SIGNATURE PAGE FOLLOWS]


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

              Executed effective as of the date and year first written above.


                               /s/ Paul J. Crowe
                              -------------------------------
                              Paul J. Crowe

                               PC
                              ------- check here to confirm that paragraphs 9, 10 and 11 have been initialed.

                               /s/ John J. Fleming
                              -------------------------------
                              John J. Fleming

                                   JF
                              ----------- check here to confirm that
                              paragraphs 9, 10 and 11 have been initialed.

                               /s/ Brent Nelson
                              -------------------------------
                              Brent Nelson

                               BN
                              ----------- check here to confirm that
                              paragraphs 9, 10 and 11 have been initialed.




Accepted:


MOBILE PET SYSTEMS, INC., a
Delaware corporation


By: /s/ Paul J. Crowe
    -----------------------------
    Name:   Paul Crowe
           -----------------------
    Title:  CEO/PRESIDENT
           -----------------------


                                       7
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                                   EXHIBIT A

                           TO SUBORDINATION AGREEMENT


                             DESCRIPTION OF PROPERTY

                                (to be attached)